==========================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                    8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                                May 4, 1999


                          TIME WARNER TELECOM LLC
           (Exact name of registrant as specified in its charter)

       Delaware                   333-53553-01           84-1465464
(State or other jurisdiction      (Commission          (I.R.S. Employer
    of incorporation)             File Number)        Identification No.)


             5700 S. Quebec Street, Greenwood Village, CO 80111
            (Address of principal executive offices) (zip code)

                               (303) 566-1000
            (Registrant's telephone number, including area code)

                               Not applicable
       (Former name or former address, if changed since last report)




==========================================================================

Item 5.   Other Events.

          Time Warner Telecom LLC ("Time Warner Telecom") issued a press release on May 4, 1999, announcing that it had signed a definitive agreement to consolidate its owwnership in MetroComm AxS L.P. ("MetroComm") of Columbus, Ohio by acquiring the remaining 50% interest. Time Warner Telecom expects to close the transaction following completion of its proposed Initial Public Offering, subject to customary closing conditions, including receipt of antitrust clearance and completion of the IPO. The stockholders of MetroComm will receive shares of Time Warner Telecom Class A Common Stock representing approximately 2% of the total equity of Time Warner Telecom, after giving effect to the proposed IPO of 18 million shares of Class A Common Stock.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits

          (i) Exhibit 99:  Press release dated May 4, 1999.

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 4, 1999.


                                 TIME WARNER TELECOM LLC

                                 By: /s/ Paul B. Jones
                                     -----------------------------
                                     Name:   Paul B. Jones
                                     Title:  Senior Vice President,
                                             General Counsel and
                                             Regulatory Policy

                               EXHIBIT INDEX


                                                              Sequential
Exhibit No.       Description of Exhibit                      Page Number

    99            Press release dated May 4, 1999

                                                                 Exhibit 99


Time Warner Telecom

FOR RELEASE:  MAY 4, 1999

Contact:
Mark A. Peters
mark.peters@twtelecom.com
(303) 566 - 1000

          Time Warner Telecom Signs Agreement to Acquire Columbus
                                 Operations


          GREENWOOD VILLAGE, CO - (May 4, 1999) -- Time Warner Telecom LLC, today announced it has signed a definitive agreement to consolidate its ownership in MetroComm AxS L.P. of Columbus, Ohio by acquiring the remaining 50% interest. Time Warner Telecom expects to close the transaction following completion of its proposed Initial Public Offering, subject to customary closing conditions, including receipt of antitrust clearance and completion of the IPO.

          The stockholders of MetroComm will receive shares of Time Warner Telecom Class A Common Stock representing approximately 2% of the total equity of Time Warner Telecom, after giving effect to the proposed IPO of 18 million shares of Class A Common Stock.

          Time Warner Telecom, a fiber facilities-based integrated communications carrier, offers business telephony, data and Internet access services for medium and large businesses in 19 U.S. cities. In addition to Columbus, Time Warner Telecom offers service in Cincinnati; Austin, Houston and San Antonio, Texas; Charlotte, Greensboro and Raleigh, North Carolina; Albany, Binghamton, New York City and Rochester, New York; Memphis, Tennessee; Orlando and Tampa, Florida; Indianapolis, Indiana; Milwaukee, Wisconsin; San Diego, California; and Honolulu, Hawaii. Time Warner Telecom plans to enter Jersey City and Dallas later this year.

          Headquartered in Greenwood Village, Colo., the company's website is www.twtelecom.com.


                                   -30-